Exhibit 99.1

SouthState Corporation Reports Second Quarter 2025 Results Declares an Increase in the Quarterly Cash Dividend	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – July 24, 2025 – SouthState Corporation (“SouthState” or the “Company”) (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and six-month periods ended June 30, 2025.

“Growth accelerated in the second quarter", said John C. Corbett, SouthState’s Chief Executive Officer. "Revenue grew 22% annualized and loan originations grew 57% quarter over quarter. Most importantly, we completed the successful conversion of the IBTX franchise and our teams in Texas and Colorado are excited about the future. The strategic moves we’ve made are generating strong returns that enabled us to increase our dividend by 11% and to fund organic growth."

Highlights of the second quarter of 2025 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $2.11; Adjusted Diluted EPS (Non-GAAP) of $2.30
●	Net Income of $215.2 million; Adjusted Net Income (Non-GAAP) of $233.8 million
●	Return on Average Common Equity of 9.9%; Return on Average Tangible Common Equity (Non-GAAP) of 18.2% and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 19.6%*
●	Return on Average Assets (“ROAA”) of 1.34% and Adjusted ROAA (Non-GAAP) of 1.45%*
●	Book Value per Share of $86.71; Tangible Book Value (“TBV”) per Share (Non-GAAP) of $51.96

Performance

●	Net Interest Income of $578 million
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP), of 4.02%
●	Net charge-offs totaled $7.2 million, or 0.06%*, excluding $17.3 million of acquisition date charge-offs related to measurement period adjustments on PCD loans acquired from Independent Bank Group, Inc. (“Independent”), which were recorded during the quarter to align these loans in accordance with SouthState policies and practices
●	$7.5 million of Provision for Credit Losses (“PCL”); total Allowance for Credit Losses (“ACL”) plus reserve for unfunded commitments of 1.45% of loans
●	Noninterest Income of $87 million; Noninterest Income represented 0.54% of average assets for the second quarter of 2025*
●	Efficiency Ratio of 53% and Adjusted Efficiency Ratio (Non-GAAP) of 49%

Balance Sheet

●	Loans increased by $501 million, or 4%*, and deposits increased by $359 million, or 3%*; ending loan to deposit ratio of 88%
●	Total loan yield of 6.33%, up 0.08% from prior quarter
●	Total deposit cost of 1.84%, down 0.05% from prior quarter
●	Completed the issuance of $350 million aggregate principal amount of 7% fixed-to-floating rate subordinated notes
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.5%, 14.5%, 9.2%, and 11.2%, respectively†

Subsequent Events

●	The Board of Directors of the Company increased its quarterly cash dividend on its common stock from $0.54 per share to $0.60 per share; the dividend is payable on August 15, 2025 to shareholders of record as of August 8, 2025

∗ Annualized percentages

† Preliminary

Financial Performance

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
INCOME STATEMENT	2025	2025	2024	2024	2024	2025	2024
Interest Income
Loans, including fees (1)	$746,448	$724,640	$489,709	$494,082	$478,360	$1,471,088	$942,048
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	94,056	83,926	59,096	50,096	52,764	177,982	106,331
Total interest income	840,504	808,566	548,805	544,178	531,124	1,649,070	1,048,379
Interest Expense
Deposits	241,593	245,957	168,263	177,919	165,481	487,550	325,643
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	20,963	18,062	10,763	14,779	15,384	39,025	28,541
Total interest expense	262,556	264,019	179,026	192,698	180,865	526,575	354,184
Net Interest Income	577,948	544,547	369,779	351,480	350,259	1,122,495	694,195
Provision (recovery) for credit losses	7,505	100,562	6,371	(6,971)	3,889	108,067	16,575
Net Interest Income after Provision (Recovery) for Credit Losses	570,443	443,985	363,408	358,451	346,370	1,014,428	677,620
Noninterest Income
Operating income	86,817	85,620	80,595	74,934	75,225	172,437	146,783
Securities losses, net	—	(228,811)	(50)	—	—	(228,811)	—
Gain on sale leaseback, net of transaction costs	—	229,279	—	—	—	229,279	—
Total noninterest income	86,817	86,088	80,545	74,934	75,225	172,905	146,783
Noninterest Expense
Operating expense	350,682	340,820	250,699	243,543	242,343	691,502	483,266
Merger, branch consolidation, severance related and other expense (8)	24,379	68,006	6,531	3,304	5,785	92,385	10,298
FDIC special assessment	—	—	(621)	—	619	—	4,473
Total noninterest expense	375,061	408,826	256,609	246,847	248,747	783,887	498,037
Income before Income Tax Provision	282,199	121,247	187,344	186,538	172,848	403,446	326,366
Income tax provision	66,975	32,167	43,166	43,359	40,478	99,142	78,940
Net Income	$215,224	$89,080	$144,178	$143,179	$132,370	$304,304	$247,426

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$215,224	$89,080	$144,178	$143,179	$132,370	$304,304	$247,426
Securities losses, net of tax	—	178,639	38	—	—	178,639	—
Gain on sale leaseback, net of transaction costs and tax	—	(179,004)	—	—	—	(179,004)	—
Initial provision for credit losses - Non-PCD loans and UFC from Independent, net of tax	—	71,892	—	—	—	71,892	—
Merger, branch consolidation, severance related and other expense, net of tax (8)	18,593	53,094	5,026	2,536	4,430	71,687	7,812
Deferred tax asset remeasurement	—	5,581	—	—	—	5,581	—
FDIC special assessment, net of tax	—	—	(478)	—	474	—	3,362
Adjusted Net Income (non-GAAP)	$233,817	$219,282	$148,764	$145,715	$137,274	$453,099	$258,600

Basic earnings per common share	$2.12	$0.88	$1.89	$1.88	$1.74	$3.00	$3.24
Diluted earnings per common share	$2.11	$0.87	$1.87	$1.86	$1.73	$2.99	$3.23
Adjusted net income per common share - Basic (non-GAAP) (2)	$2.30	$2.16	$1.95	$1.91	$1.80	$4.47	$3.39
Adjusted net income per common share - Diluted (non-GAAP) (2)	$2.30	$2.15	$1.93	$1.90	$1.79	$4.45	$3.37
Dividends per common share	$0.54	$0.54	$0.54	$0.54	$0.52	$1.08	$1.04
Basic weighted-average common shares outstanding	101,495,456	101,409,624	76,360,935	76,299,069	76,251,401	101,452,777	76,276,406
Diluted weighted-average common shares outstanding	101,845,360	101,828,600	76,957,882	76,805,436	76,607,281	101,835,756	76,629,796
Effective tax rate	23.73%	26.53%	23.04%	23.24%	23.42%	24.57%	24.19%
Adjusted effective tax rate	23.73%	21.93%	23.04%	23.24%	23.42%	23.19%	24.19%

Performance and Capital Ratios

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2025	2025	2024	2024	2024	2025	2024
PERFORMANCE RATIOS
Return on average assets (annualized)	1.34%	0.56%	1.23%	1.25%	1.17%	0.95%	1.10%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.45%	1.38%	1.27%	1.27%	1.22%	1.42%	1.15%
Return on average common equity (annualized)	9.93%	4.29%	9.72%	9.91%	9.58%	7.17%	8.97%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	10.79%	10.56%	10.03%	10.08%	9.94%	10.68%	9.38%
Return on average tangible common equity (annualized) (non-GAAP) (3)	18.17%	8.99%	15.09%	15.63%	15.49%	13.73%	14.57%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	19.61%	19.85%	15.56%	15.89%	16.05%	19.72%	15.20%
Efficiency ratio (tax equivalent)	52.75%	60.97%	55.73%	56.58%	57.03%	56.75%	57.75%
Adjusted efficiency ratio (non-GAAP) (4)	49.09%	50.24%	54.42%	55.80%	55.52%	49.65%	55.99%
Dividend payout ratio (5)	25.47%	61.45%	28.58%	28.76%	29.93%	36.00%	32.02%
Book value per common share	$86.71	$84.99	$77.18	$77.42	$74.16
Tangible book value per common share (non-GAAP) (3)	$51.96	$50.07	$51.11	$51.26	$47.90

CAPITAL RATIOS
Equity-to-assets	13.4%	13.2%	12.7%	12.8%	12.4%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.5%	8.2%	8.8%	8.9%	8.4%
Tier 1 leverage (6)	9.2%	8.9%	10.0%	10.0%	9.7%
Tier 1 common equity (6)	11.2%	11.0%	12.6%	12.4%	12.1%
Tier 1 risk-based capital (6)	11.2%	11.0%	12.6%	12.4%	12.1%
Total risk-based capital (6)	14.5%	13.7%	15.0%	14.7%	14.4%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
BALANCE SHEET	2025	2025	2024	2024	2024
Assets
Cash and due from banks	$755,798	$688,153	$525,506	$563,887	$507,425
Federal funds sold and interest-earning deposits with banks	2,708,308	2,611,537	866,561	648,792	609,741
Cash and cash equivalents	3,464,106	3,299,690	1,392,067	1,212,679	1,117,166

Trading securities, at fair value	95,306	107,401	102,932	87,103	92,161
Investment securities:
Securities held to maturity	2,145,991	2,195,980	2,254,670	2,301,307	2,348,528
Securities available for sale, at fair value	5,927,867	5,853,369	4,320,593	4,564,363	4,498,264
Other investments	357,487	345,695	223,613	211,458	201,516
Total investment securities	8,431,345	8,395,044	6,798,876	7,077,128	7,048,308
Loans held for sale	318,985	357,918	279,426	287,043	100,007
Loans:
Purchased credit deteriorated	3,409,186	3,634,490	862,155	913,342	957,255
Purchased non-credit deteriorated	12,492,553	13,084,853	3,635,782	3,959,028	4,253,323
Non-acquired	31,365,508	30,047,389	29,404,990	28,675,822	28,023,986
Less allowance for credit losses	(621,046)	(623,690)	(465,280)	(467,981)	(472,298)
Loans, net	46,646,201	46,143,042	33,437,647	33,080,211	32,762,266
Premises and equipment, net	964,878	946,334	502,559	507,452	517,382
Bank owned life insurance	1,280,632	1,273,472	1,013,209	1,007,275	1,001,998
Mortgage servicing rights	85,836	87,742	89,795	83,512	88,904
Core deposit and other intangibles	433,458	455,443	66,458	71,835	77,389
Goodwill	3,094,059	3,088,059	1,923,106	1,923,106	1,923,106
Other assets	1,078,516	981,309	775,129	745,303	765,283
Total assets	$65,893,322	$65,135,454	$46,381,204	$46,082,647	$45,493,970

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,719,030	$13,757,255	$10,192,117	$10,376,531	$10,374,464
Interest-bearing	39,977,931	39,580,360	27,868,749	27,261,664	26,723,938
Total deposits	53,696,961	53,337,615	38,060,866	37,638,195	37,098,402
Federal funds purchased and securities
sold under agreements to repurchase	630,558	679,337	514,912	538,322	542,403
Other borrowings	1,099,705	752,798	391,534	691,626	691,719
Reserve for unfunded commitments	64,693	62,253	45,327	41,515	50,248
Other liabilities	1,600,271	1,679,090	1,478,150	1,268,409	1,460,795
Total liabilities	57,092,188	56,511,093	40,490,789	40,178,067	39,843,567

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	253,745	253,698	190,805	190,674	190,489
Surplus	6,679,028	6,667,277	4,259,722	4,249,672	4,238,192
Retained earnings	2,240,470	2,080,053	2,046,809	1,943,874	1,841,933
Accumulated other comprehensive loss	(372,109)	(376,667)	(606,921)	(479,640)	(620,211)
Total shareholders' equity	8,801,134	8,624,361	5,890,415	5,904,580	5,650,403
Total liabilities and shareholders' equity	$65,893,322	$65,135,454	$46,381,204	$46,082,647	$45,493,970

Common shares issued and outstanding	101,498,000	101,479,065	76,322,206	76,269,577	76,195,723

Net Interest Income and Margin

	Three Months Ended
	Jun. 30, 2025			Mar. 31, 2025			Jun. 30, 2024
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$1,884,133	$19,839	4.22%	$2,199,800	$22,540	4.16%	$732,252	$8,248	4.53%
Investment securities	8,513,439	74,217	3.50%	8,325,775	61,386	2.99%	7,226,582	44,516	2.48%
Loans held for sale	283,017	4,829	6.84%	174,833	3,678	8.53%	63,307	1,018	6.47%
Total loans held for investment	47,029,412	741,619	6.33%	46,797,045	720,962	6.25%	32,989,521	477,342	5.82%
Total interest-earning assets	57,710,001	840,504	5.84%	57,497,453	808,566	5.70%	41,011,662	531,124	5.21%
Noninterest-earning assets	6,840,880			6,785,973			4,416,072
Total Assets	$64,550,881			$64,283,426			$45,427,734

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$28,986,998	$173,481	2.40%	$29,249,014	$176,949	2.45%	$19,653,436	$120,722	2.47%
Savings deposits	2,921,780	2,012	0.28%	2,904,961	1,944	0.27%	2,504,809	1,830	0.29%
Certificates and other time deposits	7,177,451	66,100	3.69%	7,165,188	67,064	3.80%	4,286,950	42,929	4.03%
Federal funds purchased	360,588	3,943	4.39%	323,400	3,479	4.36%	270,028	3,621	5.39%
Repurchase agreements	287,341	1,462	2.04%	298,305	1,430	1.94%	270,815	1,362	2.02%
Other borrowings	821,545	15,558	7.60%	812,136	13,153	6.57%	715,401	10,401	5.85%
Total interest-bearing liabilities	40,555,703	262,556	2.60%	40,753,004	264,019	2.63%	27,701,439	180,865	2.63%
Noninterest-bearing deposits	13,643,265			13,493,329			10,566,529
Other noninterest-bearing liabilities	1,659,331			1,618,981			1,605,296
Shareholders' equity	8,692,582			8,418,112			5,554,470
Total Non-IBL and shareholders' equity	23,995,178			23,530,422			17,726,295
Total Liabilities and Shareholders' Equity	$64,550,881			$64,283,426			$45,427,734
Net Interest Income and Margin (Non-Tax Equivalent)		$577,948	4.02%		$544,547	3.84%		$350,259	3.43%
Net Interest Margin (Tax Equivalent) (non-GAAP)			4.02%			3.85%			3.44%
Total Deposit Cost (without Debt and Other Borrowings)			1.84%			1.89%			1.80%
Overall Cost of Funds (including Demand Deposits)			1.94%			1.97%			1.90%

Total Accretion on Acquired Loans (1)		$63,507			$61,798			$4,386
Tax Equivalent ("TE") Adjustment		$672			$784			$631
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $392.8 million as of June 30, 2025.

Noninterest Income and Expense

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
(Dollars in thousands)	2025	2025	2024	2024	2024	2025	2024
Noninterest Income:
Fees on deposit accounts	$37,869	$35,933	$35,121	$33,986	$33,842	$73,802	$66,987
Mortgage banking income	5,936	7,737	4,777	3,189	5,912	13,673	12,081
Trust and investment services income	14,419	14,932	12,414	11,578	11,091	29,351	21,482
Correspondent banking and capital markets income	19,161	16,715	20,905	17,381	16,267	35,876	30,858
Expense on centrally-cleared variation margin	(5,394)	(7,170)	(7,350)	(7,488)	(11,407)	(12,564)	(21,687)
Total correspondent banking and capital markets income	13,767	9,545	13,555	9,893	4,860	23,312	9,171
Bank owned life insurance income	9,153	10,199	7,944	8,276	7,372	19,352	14,264
Other	5,673	7,275	6,784	8,012	12,148	12,947	22,798
Securities losses, net	—	(228,811)	(50)	—	—	(228,811)	—
Gain on sale leaseback, net of transaction costs	—	229,279	—	—	—	229,279	—
Total Noninterest Income	$86,817	$86,088	$80,545	$74,934	$75,225	$172,905	$146,783

Noninterest Expense:
Salaries and employee benefits	$200,162	$195,811	$154,116	$150,865	$151,435	$395,973	$301,888
Occupancy expense	41,507	35,493	22,831	22,242	22,453	77,000	45,030
Information services expense	30,155	31,362	23,416	23,280	23,144	61,517	45,497
OREO and loan related expense	2,295	1,784	1,416	1,358	1,307	4,079	1,913
Business development and staff related	7,182	6,510	6,777	5,542	5,942	13,692	11,464
Amortization of intangibles	24,048	23,831	5,326	5,327	5,744	47,879	11,742
Professional fees	4,658	4,709	5,366	4,017	3,906	9,367	7,021
Supplies and printing expense	3,970	3,128	2,729	2,762	2,526	7,098	5,066
FDIC assessment and other regulatory charges	11,469	11,258	7,365	7,482	7,771	22,727	16,305
Advertising and marketing	3,010	2,290	2,269	2,296	2,594	5,300	4,578
Other operating expenses	22,226	24,644	19,088	18,372	15,521	46,870	32,762
Merger, branch consolidation, severance related and other expense (8)	24,379	68,006	6,531	3,304	5,785	92,385	10,298
FDIC special assessment	—	—	(621)	—	619	—	4,473
Total Noninterest Expense	$375,061	$408,826	$256,609	$246,847	$248,747	$783,887	$498,037

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
LOAN PORTFOLIO (7)	2025	2025	2024	2024	2024
Construction and land development * †	$3,323,923	$3,497,909	$2,184,327	$2,458,151	$2,592,307
Investor commercial real estate*	16,953,410	16,822,119	9,991,482	9,856,709	9,731,773
Commercial owner occupied real estate	7,497,906	7,417,116	5,716,376	5,544,716	5,522,978
Commercial and industrial	8,445,878	8,106,484	6,222,876	5,931,187	5,769,838
Consumer real estate *	10,038,369	9,838,952	8,714,969	8,649,714	8,440,724
Consumer/other	1,007,761	1,084,152	1,072,897	1,107,715	1,176,944
Total Loans	$47,267,247	$46,766,732	$33,902,927	$33,548,192	$33,234,564
*

Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

†

Includes single family home construction-to-permanent loans of $371.1 million, $343.5 million, $386.2 million, $429.8 million, and $544.2 million for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively.

	Ending Balance
(Dollars in thousands)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
DEPOSITS	2025	2025	2024	2024	2024
Noninterest-bearing checking	$13,719,030	$13,757,255	$10,192,116	$10,376,531	$10,374,464
Interest-bearing checking	12,607,205	12,034,973	8,232,322	7,550,392	7,547,406
Savings	2,889,670	2,939,407	2,414,172	2,442,584	2,475,130
Money market	16,772,597	17,447,738	13,056,534	12,614,046	12,122,336
Time deposits	7,708,459	7,158,242	4,165,722	4,654,642	4,579,066
Total Deposits	$53,696,961	$53,337,615	$38,060,866	$37,638,195	$37,098,402

Core Deposits (excludes Time Deposits)	$45,988,502	$46,179,373	$33,895,144	$32,983,553	$32,519,336

Asset Quality

	Ending Balance
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
(Dollars in thousands)	2025	2025	2024	2024	2024
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$141,910	$151,673	$141,982	$111,240	$110,774
Accruing loans past due 90 days or more	3,687	3,273	3,293	6,890	5,843
Non-acquired OREO and other nonperforming assets	17,288	2,290	1,182	1,217	2,876
Total non-acquired nonperforming assets	162,885	157,236	146,457	119,347	119,493
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	151,466	116,691	65,314	70,731	78,287
Accruing loans past due 90 days or more	707	537	-	389	916
Acquired OREO and other nonperforming assets	8,783	5,976	1,583	493	598
Total acquired nonperforming assets	160,956	123,204	66,897	71,613	79,801
Total nonperforming assets	$323,841	$280,440	$213,354	$190,960	$199,294

	Three Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,
	2025	2025	2024	2024	2024
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.31%	1.33%	1.37%	1.39%	1.42%
Allowance for credit losses, including reserve for unfunded commitments,
as a percentage of loans	1.45%	1.47%	1.51%	1.52%	1.57%
Allowance for credit losses as a percentage of nonperforming loans	208.57%	229.15%	220.94%	247.28%	241.19%
Net charge-offs as a percentage of average loans (annualized)	0.21%	0.38%	0.06%	0.07%	0.05%
Net charge-offs, excluding acquisition date charge-offs, as a percentage
of average loans (annualized) *	0.06%	0.04%	0.06%	0.07%	0.05%
Total nonperforming assets as a percentage of total assets	0.49%	0.43%	0.46%	0.41%	0.44%
Nonperforming loans as a percentage of period end loans	0.63%	0.58%	0.62%	0.56%	0.59%

* Excluding acquisition date charge-offs recorded in connection with the Independent merger.

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the second quarter of 2025:

	Allowance for Credit Losses ("ACL") and Unfunded Commitments ("UFC")
(Dollars in thousands)	Non-PCD ACL	PCD ACL	Total ACL	UFC
Ending balance 3/31/2025	$526,615	$97,075	$623,690	$62,253
ACL - PCD loans from Independent #	—	16,798	16,798	—
Acquisition date charge-offs on acquired PCD loans - Independent * #	—	(17,259)	(17,259)	—
Charge offs	(11,736)	—	(11,736)	—
Acquired charge offs	(187)	(42)	(229)	—
Recoveries	2,174	—	2,174	—
Acquired recoveries	566	1,978	2,544	—
Provision for credit losses	17,582	(12,518)	5,064	2,440
Ending balance 6/30/2025	$535,014	$86,032	$621,046	$64,693

Period end loans	$43,858,061	$3,409,186	$47,267,247	N/A
Allowance for Credit Losses to Loans	1.22%	2.52%	1.31%	N/A
Unfunded commitments (off balance sheet) †				$10,935,239
Reserve to unfunded commitments (off balance sheet)				0.59%

# “ACL – PCD loans from Independent” and “Acquisition date charge-offs on acquired PCD loans – Independent” include measurement period adjustments recorded during the second quarter of 2025.

* Acquisition date charge-offs recorded in connection with the Independent merger, to conform with the Company’s charge-off policies and practices.

† Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its second quarter results at 9:00 a.m. Eastern Time on July 25, 2025.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of July 25, 2025 on the Investor Relations section of SouthStateBank.com.

SouthState is a financial services company headquartered in Winter Haven, Florida.  SouthState Bank, N.A. (the “Bank”), the Company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than one million customers throughout Florida, Alabama, Georgia, the Carolinas, Virginia, Texas and Colorado.  The Bank also serves clients coast to coast through its correspondent banking division.  Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars in thousands)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Net income (GAAP)	$215,224	$89,080	$144,178	$143,179	$132,370
Provision (recovery) for credit losses	7,505	100,562	6,371	(6,971)	3,889
Income tax provision	66,975	26,586	43,166	43,359	40,478
Income tax provision - deferred tax asset remeasurement	—	5,581	—	—	—
Securities losses, net	—	228,811	50	—	—
Gain on sale leaseback, net of transaction costs	—	(229,279)	—	—	—
Merger, branch consolidation, severance related and other expense (8)	24,379	68,006	6,531	3,304	5,785
FDIC special assessment	—	—	(621)	—	619
Pre-provision net revenue (PPNR) (Non-GAAP)	$314,083	$289,347	$199,675	$182,871	$183,141

(Dollars in thousands)	Three Months Ended
NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024	Sep. 30, 2024	Jun. 30, 2024
Net interest income (GAAP)	$577,948	$544,547	$369,779	$351,480	$350,259
Total average interest-earning assets	57,710,001	57,497,453	42,295,376	41,223,980	41,011,662
NIM, non-tax equivalent	4.02%	3.84%	3.48%	3.39%	3.43%

Tax equivalent adjustment (included in NIM, TE)	672	784	547	486	631
Net interest income, tax equivalent (Non-GAAP)	$578,620	$545,331	$370,326	$351,966	$350,890
NIM, TE (Non-GAAP)	4.02%	3.85%	3.48%	3.40%	3.44%

	Three Months Ended					Six Months Ended
(Dollars in thousands, except per share data)	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2025	2025	2024	2024	2024	2025	2024
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$215,224	$89,080	$144,178	$143,179	$132,370	$304,304	$247,426
Securities losses, net of tax	—	178,639	38	—	—	178,639	—
Gain on sale leaseback, net of transaction costs and tax	—	(179,004)	—	—	—	(179,004)	—
PCL - Non-PCD loans and UFC, net of tax	—	71,892	—	—	—	71,892	—
Merger, branch consolidation, severance related and other expense, net of tax (8)	18,593	53,094	5,026	2,536	4,430	71,687	7,812
Deferred tax asset remeasurement	—	5,581	—	—	—	5,581	—
FDIC special assessment, net of tax	—	—	(478)	—	474	—	3,362
Adjusted net income (non-GAAP)	$233,817	$219,282	$148,764	$145,715	$137,274	$453,099	$258,600

Adjusted Net Income per Common Share - Basic (non-GAAP) (2)
Earnings per common share - Basic (GAAP)	$2.12	$0.88	$1.89	$1.88	$1.74	$3.00	$3.24
Effect to adjust for securities losses, net of tax	—	1.76	0.00	—	—	1.76	—
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	(1.77)	—	—	—	(1.76)	—
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	0.71	—	—	—	0.71	—
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.18	0.52	0.07	0.03	0.05	0.70	0.11
Effect to adjust for deferred tax asset remeasurement	—	0.06	—	—	—	0.06	—
Effect to adjust for FDIC special assessment, net of tax	—	—	(0.01)	—	0.01	—	0.04
Adjusted net income per common share - Basic (non-GAAP)	$2.30	$2.16	$1.95	$1.91	$1.80	$4.47	$3.39

Adjusted Net Income per Common Share - Diluted (non-GAAP) (2)
Earnings per common share - Diluted (GAAP)	$2.11	$0.87	$1.87	$1.86	$1.73	$2.99	$3.23
Effect to adjust for securities losses, net of tax	—	1.76	0.00	—	—	1.76	—
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	(1.76)	—	—	—	(1.76)	—
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	0.71	—	—	—	0.71	—
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.19	0.52	0.07	0.04	0.05	0.70	0.10
Effect to adjust for deferred tax remeasurement	—	0.05	—	—	—	0.05	—
Effect to adjust for FDIC special assessment, net of tax	—	—	(0.01)	—	0.01	—	0.04
Adjusted net income per common share - Diluted (non-GAAP)	$2.30	$2.15	$1.93	$1.90	$1.79	$4.45	$3.37

Adjusted Return on Average Assets (non-GAAP) (2)
Return on average assets (GAAP)	1.34%	0.56%	1.23%	1.25%	1.17%	0.95%	1.10%
Effect to adjust for securities losses, net of tax	—%	1.13%	0.00%	—%	—%	0.56%	—%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	(1.13)%	—%	—%	—%	(0.56)%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	0.45%	—%	—%	—%	0.23%	—%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.11%	0.33%	0.04%	0.02%	0.05%	0.22%	0.04%
Effect to adjust for deferred tax remeasurement	—%	0.04%	—%	—%	—%	0.02%	—%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	(0.00)%	—%	0.00%	—%	0.01%
Adjusted return on average assets (non-GAAP)	1.45%	1.38%	1.27%	1.27%	1.22%	1.42%	1.15%

Adjusted Return on Average Common Equity (non-GAAP) (2)
Return on average common equity (GAAP)	9.93%	4.29%	9.72%	9.91%	9.58%	7.17%	8.97%
Effect to adjust for securities losses, net of tax	—%	8.61%	0.00%	—%	—%	4.21%	—%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	(8.63)%	—%	—%	—%	(4.22)%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	3.46%	—%	—%	—%	1.69%	—%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.86%	2.56%	0.34%	0.17%	0.33%	1.70%	0.29%
Effect to adjust for deferred tax remeasurement	—%	0.27%	—%	—%	—%	0.13%	—%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	(0.03)%	—%	0.03%	—%	0.12%
Adjusted return on average common equity (non-GAAP)	10.79%	10.56%	10.03%	10.08%	9.94%	10.68%	9.38%

Return on Average Common Tangible Equity (non-GAAP) (3)
Return on average common equity (GAAP)	9.93%	4.29%	9.72%	9.91%	9.58%	7.17%	8.97%
Effect to adjust for intangible assets	8.24%	4.70%	5.37%	5.72%	5.91%	6.56%	5.60%
Return on average tangible equity (non-GAAP)	18.17%	8.99%	15.09%	15.63%	15.49%	13.73%	14.57%

Adjusted Return on Average Common Tangible Equity (non-GAAP) (2) (3)
Return on average common equity (GAAP)	9.93%	4.29%	9.72%	9.91%	9.58%	7.17%	8.97%
Effect to adjust for securities losses, net of tax	—%	8.61%	0.00%	—%	—%	4.21%	—%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	(8.63)%	—%	—%	—%	(4.22)%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	3.46%	—%	—%	—%	1.69%	—%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.86%	2.56%	0.34%	0.18%	0.32%	1.70%	0.28%
Effect to adjust for deferred tax remeasurement	—%	0.27%	—%	—%	—%	0.13%	—%
Effect to adjust for FDIC special assessment, net of tax	—%	—%	(0.03)%	—%	0.03%	—%	0.12%
Effect to adjust for intangible assets, net of tax	8.82%	9.29%	5.53%	5.80%	6.12%	9.04%	5.83%
Adjusted return on average common tangible equity (non-GAAP)	19.61%	19.85%	15.56%	15.89%	16.05%	19.72%	15.20%

	Three Months Ended					Six Months Ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
RECONCILIATION OF GAAP TO NON-GAAP	2025	2025	2024	2024	2024	2025	2024
Adjusted Efficiency Ratio (non-GAAP) (4)
Efficiency ratio	52.75%	60.97%	55.73%	56.58%	57.03%	56.75%	57.75%
Effect to adjust for securities losses	—%	(13.35)%	—%	—%	—%	(7.44)%	—
Effect to adjust for gain on sale leaseback, net of transaction costs	—%	13.39%	—%	—%	—%	7.46%	—
Effect to adjust for merger, branch consolidation, severance related and other expense (8)	(3.66)%	(10.77)%	(1.45)%	(0.78)%	(1.36)%	(7.12)%	(1.23)%
Effect to adjust for FDIC special assessment	—%	—%	0.14%	—%	(0.15)%	—%	(0.53)%
Adjusted efficiency ratio	49.09%	50.24%	54.42%	55.80%	55.52%	49.65%	55.99%

Tangible Book Value Per Common Share (non-GAAP) (3)
Book value per common share (GAAP)	$86.71	$84.99	$77.18	$77.42	$74.16
Effect to adjust for intangible assets	(34.75)	(34.92)	(26.07)	(26.16)	(26.26)
Tangible book value per common share (non-GAAP)	$51.96	$50.07	$51.11	$51.26	$47.90

Tangible Equity-to-Tangible Assets (non-GAAP) (3)
Equity-to-assets (GAAP)	13.36%	13.24%	12.70%	12.81%	12.42%
Effect to adjust for intangible assets	(4.90)%	(4.99)%	(3.91)%	(3.94)%	(4.03)%
Tangible equity-to-tangible assets (non-GAAP)	8.46%	8.25%	8.79%	8.87%	8.39%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $63.5 million, $61.8 million, $2.9 million, $2.9 million, and $4.4 million during the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively, and $125.3 million and $8.7 million during the six months ended June 30, 2025 and 2024, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $24.4 million, $68.0 million, $6.5 million, $3.3 million, and $5.8 million for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively, and $92.4 million and $10.3 million for the six months ended June 30, 2025 and 2024, respectively; (b) pre-tax net securities losses of $(228,811) and $(50,000) for the quarters ended March 31, 2025 and December 31, 2024, respectively, and $(228,811) for the six months ended June 30, 2025; (c) pre-tax gain on sale leaseback, net of transaction costs of $229,279 for the quarter ended March 31, 2025 and for the six months ended June 30, 2025; (d) pre-tax FDIC special assessment of $(621,000) and $619,000 for the quarters ended December 31, 2024, and June 30, 2024, respectively, and $4.5 million for the six months ended June 30, 2024; and (e) deferred tax asset remeasurement of $5.6 million for the quarter ended March 31, 2025 and for the six months ended June 30, 2025.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding transaction costs on sale leaseback, merger, branch consolidation, severance related and other expenses and amortization of intangible assets, divided by net interest income and noninterest income excluding gains (losses) on sales of securities, net and gain on sale leaseback, net of transaction costs. The pre-tax amortization expenses of intangible assets were $24.0 million, $23.8 million, $5.3 million, $5.3 million, and $5.7 million for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively and $47.9 million and $11.7 million for the six months ended June 30, 2025 and 2024, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	June 30, 2025 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes loans held for sale.
(8)	Includes pre-tax cyber incident (net reimbursement)/costs of $(3.6) million, $111,000, $329,000, $56,000, and $3.5 million for the quarters ended June 30, 2025, March 31, 2025, December 31, 2024, September 30, 2024, and June 30, 2024, respectively, and $(3.5) million, and $7.9 million for the six months ended June 30, 2025 and 2024, respectively.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including as a result of monetary, fiscal, and trade law policies, such as tariffs, and inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) a decrease in our net interest income due to the interest rate environment; (9) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (10) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (11) potential deterioration in real estate values; (12) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (13) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (14) transaction risk arising from problems with service or product delivery; (15) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (16) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (17) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (18) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (19) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (20) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (21) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (22) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (23) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (24) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (25) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (26) excessive loan losses; (27) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (28) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (29) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (30) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (31) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (32) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (33) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (34) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.